UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

  ______________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2020

ICON Equipment and Corporate Infrastructure Fund Fourteen Liquidating Trust

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53919	26-3215092
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Park Avenue, 36th Floor New York, New York 10016
(Address of Principal Executive Offices)

(212) 418-4700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

      On or about December 24, 2020, ICON Capital, LLC, the managing trustee of the Registrant (the “Managing Trustee”), will notify the registered representatives of the beneficial owners of the Registrant that the Registrant will complete the distribution of all remaining assets on December 29, 2020, subject to the creation of a small reserve to cover certain expenses and obligations that may arise, and the Registrant will be terminated at the time of such distribution. The Managing Trustee will notify the beneficial owners of the Registrant of the distributions and termination via letter. A copy of the notice to the registered representatives of the beneficial owners of the Registrant, which includes the letter to the beneficial owners of the Registrant, is attached hereto as Exhibit 99.1.

Item 8.01. Other Events.

A final liquidating distribution of the assets of the Registrant will be made on December 29, 2020 to the beneficial owners of the Registrant. This distribution will complete the distribution of all remaining assets of the Registrant, subject to the creation of a small reserve for the payment of all expenses or obligations that may arise. Accordingly, the Registrant will be terminated and its reporting obligations to the U.S. Securities and Exchange Commission will cease at the time of such distribution. Once it has been determined that all expenses and obligations of the Registrant have been satisfied, any remaining reserves will be distributed to the beneficial owners of the Registrant.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibit is furnished herewith:

99.1	Notice to the registered representatives of the beneficial owners of the Registrant, which includes a draft letter to the beneficial owners of the Registrant, dated December 24, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON EQUIPMENT AND CORPORATE INFRASTRUCTURE FUND FOURTEEN LIQUIDATING TRUST
By: ICON CAPITAL, LLC, its Managing Trustee

Dated: December 23, 2020	By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer